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                                                                 Exhibit (24)(a)




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in Amendment No. 1 to Marriott International, Inc.'s Registration Statement on Form S-8, Registration No. 33-66624, of our report dated February 24, 1997 included in the Marriott International, Inc. Form 10-K for the year ended January 3, 1997, and to all references to our Firm included in Amendment No. 1 to such registration statement.



                                              ARTHUR ANDERSEN LLP

Washington, D.C.
October 28, 1997


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